UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2024

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Business Combination Agreement with Silexion Therapeutics

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2024 (the “Prior Form 8-K”), on February 21, 2024, Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa” or the “SPAC”), together with its wholly-owned Israeli subsidiary April M.G. Ltd. (“April M.G.”), had entered into a business combination agreement (the “Original BCA”) with Silexion Therapeutics Ltd., an Israeli company (“Silexion” or the “Company”). Pursuant to the Original BCA, subject to the fulfillment of closing conditions, April M.G. was to merge with and into Silexion, with Silexion surviving the merger as a wholly-owned subsidiary of Moringa, and with Moringa continuing as a public company following the completion of the merger, and with its securities continuing to be traded on Nasdaq.

On April 3, 2024, Moringa and Silexion restructured the transactions contemplated under the Original BCA by entering into an amended and restated business combination agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “Silexion Business Combination Agreement” or the “A&R BCA”) by and among Biomotion Sciences, a Cayman Islands exempted company (“Biomotion Sciences” or “TopCo”), August M.S. Ltd., an Israeli company and a wholly owned subsidiary of TopCo (“Merger Sub 1”), Moringa Acquisition Merger Sub Corp, a Cayman Islands exempted company and a wholly owned subsidiary of TopCo (“Merger Sub 2”), Moringa and Silexion. The A&R BCA amends and restates, in its entirety, the Original BCA. The restructured business combination transactions contemplated under the A&R BCA are referred to herein collectively as the “Silexion Business Combination” or the “Transactions”.

As described in the Prior Form 8-K, Silexion is a clinical-stage, oncology-focused biotechnology company headquartered in Israel that develops innovative treatments for unsatisfactorily treated solid tumor cancers which have a mutated KRAS oncogene. The A&R BCA maintains the valuation accorded to Silexion under the Original BCA, i.e., a pre-transaction equity value of $62.5 million, based on a $10 price per share.

The A&R BCA and the Silexion Business Combination have been unanimously approved by the boards of directors of Moringa and Silexion, by virtue of their prior approval of the Original BCA and all changes approved by an officer or director of Moringa or Silexion, respectively.

The following description of the Silexion Business Combination does not purport to be complete and is qualified in its entirety by reference to the Silexion Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”). Capitalized terms used in this Form 8-K and not otherwise defined herein have the meanings assigned to them in the Silexion Business Combination Agreement.

General Terms and Effects; Merger Consideration

Pursuant to the Transactions, Biomotion Sciences, a newly formed entity that will serve as the public company upon completion of the Silexion Business Combination, will have two merger subsidiaries— Merger Sub 2, which will merge with and into Moringa, with Moringa continuing as the surviving company and a wholly-owned subsidiary of Biomotion Sciences (the “SPAC Merger”), and Merger Sub 1, which will merge with and into Silexion, with Silexion continuing as the surviving company and a wholly-owned subsidiary of Biomotion Sciences (the “Acquisition Merger”). Upon the effectiveness of the SPAC Merger, each outstanding Moringa Class A ordinary share and the sole outstanding Moringa Class B ordinary share will convert into an ordinary share of Biomotion Sciences on a one-for-one basis. Each outstanding warrant to purchase one Moringa Class A ordinary share will convert into a warrant to purchase one Biomotion Sciences ordinary share, at the same exercise price. Upon the effectiveness of the Acquisition Merger, each outstanding ordinary share and preferred share of Silexion will convert into such number of ordinary shares of Biomotion Sciences as is equal to the quotient obtained by dividing (x) the quotient obtained by dividing (1) $62,500,000 by (2) the number of fully diluted Silexion equity securities, by (y) $10.00 (the “Silexion Equity Exchange Ratio”). Each outstanding Silexion warrant and Silexion option to purchase one Silexion share, and Silexion restricted share unit (RSU) that may be potentially settled for one Silexion share, will become exercisable for, or will be subject to settlement for (as applicable), such number of TopCo ordinary shares as are equal to the Silexion Equity Exchange Ratio. The exercise price per TopCo ordinary share of each such converted Silexion option and Silexion warrant will be adjusted based on dividing the existing per share exercise price by the Silexion Equity Exchange Ratio. The terms of vesting, exercise and/or settlement, as applicable, of such converted options, warrants and RSUs shall remain the same following such conversion, except that the vesting of each Silexion option will accelerate immediately prior to the Acquisition Merger, such that the TopCo option into which it has been converted will be fully vested.

The Silexion Business Combination Agreement provides that the Silexion Business Combination will qualify as exchanges as described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

Representations, Warranties and Covenants

The Silexion Business Combination Agreement contains customary representations, warranties, and covenants of the SPAC and the other SPAC Parties (which consist of, in addition to the SPAC, TopCo, Merger Sub 1 and Merger Sub 2), and the Company, including, among others, covenants relating to: the conduct of the Company’s and the SPAC’s respective businesses prior to the Closing; the appointment upon Closing of a board of directors for Biomotion Sciences that will consist of seven members (and is permitted to consist of up to nine directors), of whom two will be designated by Moringa’s sponsor (Moringa Sponsor, LP, a Cayman Islands exempted limited partnership and/or its wholly-owned subsidiary, Moringa Sponsor US L.P., a Delaware limited partnership) (collectively, the “SPAC Sponsor”); the parties’ preparation and TopCo’s filing of a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”); and the solicitation of the SPAC’s shareholders’ approval of the Silexion Business Combination Agreement and the Silexion Business Combination.

No Survival

None of the representations or warranties in the Silexion Business Combination Agreement or in any instrument delivered pursuant to the Silexion Business Combination Agreement shall survive the closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. The covenants and agreements of the parties contained in the Silexion Business Combination Agreement do not survive the Closing, except for (i) those covenants and agreements to be performed after the Closing, which covenants and agreements survive until fully performed, and (ii) the liability of any party with respect to fraud.

Conditions to Closing

The Silexion Business Combination Agreement contains customary conditions to Closing, including, among others, the following mutual conditions of the parties (unless waived): (i) approval of the Silexion Business Combination Agreement and the Silexion Business Combination by the requisite votes of the SPAC’s shareholders and the Company’s shareholders; (ii) the expiration of all applicable waiting periods (and any extensions thereof) under Antitrust Laws; (iii) the absence of any applicable Legal Requirement prohibiting, enjoining, restricting or making illegal the consummation of the Transactions; (iv) the amendment and restatement of TopCo’s articles of association in a form to be agreed upon between the parties; (v) the effectiveness of a Registration Statement on Form S-4 registering the issuance of the Biomotion Sciences ordinary shares to be issued or issuable to Moringa’s and Silexion’s respective security holders pursuant to the Silexion Business Combination Agreement and containing a proxy statement/prospectus; (vi) the approval of the listing of the shares constituting the Merger Consideration and SPAC Merger Consideration on Nasdaq; and (vii) the receipt of certain Israeli tax rulings in connection with the Silexion Business Combination.

In addition, unless waived by Silexion, the obligation of Silexion to consummate the Transactions is subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by the SPAC Parties of customary certificates and other Closing deliverables: (i) the representations and warranties of the SPAC Parties being true and correct as of the date of the Silexion Business Combination Agreement and as of the Closing (subject to certain materiality qualifiers); (ii) the SPAC Parties having performed in all material respects their obligations and complied in all material respects with their covenants and agreements under the Silexion Business Combination Agreement required to be performed or complied with by then on or prior to the date of the Closing; (iii) no SPAC Material Adverse Effect shall have occurred since the date of the Silexion Business Combination Agreement; (iv) the forfeiture by the SPAC Sponsor for retirement of all 2,875,000 SPAC Founders Shares, provided that up to 1,567,000 of the SPAC Founders Shares may be transferred to third parties for reduction of transaction-related fees, or to non-Affiliate third-party investors that provide backstop financing, that enter into non-redemption agreements with SPAC, or that provide other financial support in connection with the Transactions, as determined by SPAC in consultation with the Company (the “Backstop Shares”); (v) SPAC Sponsor’s investment of at least $350,000 in Biomotion Sciences, in respect of which SPAC Sponsor will be issued 1,343,000 new TopCo Shares (if SPAC Sponsor invests up to an additional $150,000 in Biomotion Sciences prior to the Closing (for an aggregate investment by SPAC Sponsor of up to $500,000), SPAC Sponsor will be issued additional TopCo Shares at a price of $10.00 per share, provided that if such aggregate investment is less than $500,000, the SPAC Sponsor shall surrender for retirement (x) 8,000 TopCo Shares and (y) for every $1,000 deficiency from that $500,000 amount, up to a maximum allowable deficiency of $150,000, SPAC Sponsor will surrender an additional 333⅓ TopCo Shares (rounded to the nearest whole share) for retirement, for a maximum surrender for retirement by SPAC Sponsor of 58,000 TopCo Shares); (vi) the confirmation by TopCo of new employment agreements with certain senior employees of Silexion; (vii) the issuance by TopCo to the SPAC Sponsor of an amended and restated promissory note with a capped principal amount (as described below under “Form of Amended & Restated Sponsor Promissory Note”) in replacement of all existing promissory notes that Moringa had issued to the SPAC Sponsor, under which the payment obligations are to be assumed by TopCo from Moringa at the Closing; and (vii) the execution of the Amended Registration Rights and Lock-Up Agreement (described below under “Form of Amended Registration Rights and Lock-Up Agreement”) by TopCo and SPAC Sponsor.

Unless waived by Moringa, the obligations of Moringa and the other SPAC Parties to consummate the Transactions are subject to, among other matters, the satisfaction of the following additional Closing conditions, in addition to the delivery by Silexion of customary certificates and other Closing deliverables: (i) the representations and warranties of Silexion being true and correct as of the date of the Silexion Business Combination Agreement and as of the Closing (subject to certain materiality qualifiers); (ii) Silexion having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Silexion Business Combination Agreement required to be performed or complied with by it on or prior to the date of the Closing; (iii) no Company Material Adverse Effect shall have occurred since the date of the Silexion Business Combination Agreement; (iv) all Silexion warrants shall have been exercised (on a cashless basis) prior to the Acquisition Merger Effective Time; (v) the receipt by the SPAC from Silexion, by April 15, 2024, of fully executed copies of all subscription agreements under a Company Financing of Silexion, and at least $3,500,000 of the proceeds payable to Silexion or its subsidiary under that Company Financing shall have been received by Silexion or its subsidiary (as applicable) by April 30, 2024; (vi) all of the proceeds from the foregoing Company Financing, if in the form of convertible loans, shall have been converted into shares of Silexion prior to the Acquisition Merger Effective Time; and (vii) the execution of the Amended Registration Rights and Lock-Up Agreement by certain Company shareholders and by the those parties providing the Company Financing (if the resale of the Company Financing Shares is excluded from the Registration Statement under applicable U.S. securities laws and regulations or by the SEC).

Termination

The Silexion Business Combination Agreement may be terminated by mutual written consent of the SPAC Parties and Silexion, or by either SPAC or the Company under certain circumstances, including, among others: (i) the failure to consummate the Merger by August 19, 2024; (ii) the failure of either party to obtain the requisite approval by its shareholders of the Silexion Business Combination; (iii) the issuance of a final and non-appealable order or injunction preventing the Business Combination; or (iv) a material breach of any representation, warranty, covenant, or agreement by the other party that is not cured within a specified period. The Silexion Business Combination Agreement also allows the SPAC alone to terminate the Silexion Business Combination Agreement at any time prior to May 1, 2024 if not all of the executed copies of the subscription agreements under Silexion’s Company Financing are provided to SPAC by April 15, 2024, or if at least $3,500,000 of the proceeds payable to Silexion or its subsidiary under the Company Financing have not been received by Silexion or its subsidiary on or before April 30, 2024. The Silexion Business Combination Agreement does not provide for the payment of termination fees by either party in the case of any of the foregoing termination scenarios.

Governing Law

The Silexion Business Combination Agreement is governed by the laws of the State of Delaware and the parties are subject to exclusive jurisdiction of federal and state courts located in the State of Delaware (and any appellate courts thereof), provided that (i) the merger of Merger Sub 1 with and into Silexion, the fiduciary duties of Silexion’s board of directors, and such other provisions of the Silexion Business Combination Agreement expressly required by the terms of the Silexion Business Combination Agreement, will be governed by the Israeli Companies Law, 5759-1999, and (ii) the merger of Merger Sub 2 with and into Moringa and the fiduciary duties of the SPAC’s board of directors will be governed by the laws of the Cayman Islands.

The above description of the Silexion Business Combination Agreement and the Silexion Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Silexion Business Combination Agreement , a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Silexion Business Combination Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Biomotion Sciences, SPAC, Merger Sub 1, Merger Sub 2, Silexion, or their respective businesses. The representations, warranties, and covenants contained in the Silexion Business Combination Agreement were made only for purposes of the Silexion Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Silexion Business Combination Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Silexion Business Combination Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Silexion Business Combination Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Silexion Business Combination Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Biomotion Sciences, the SPAC, Merger Sub 1, Merger Sub 2, Silexion, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Silexion Business Combination Agreement, which subsequent information may or may not be fully reflected in Biomotion Sciences’ public disclosures.

Certain Related Agreements

This section describes the material provisions of certain additional agreements to be entered into pursuant to or in connection with the A&R BCA (the “Ancillary Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of which are filed as exhibits to this Form 8-K. Shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Form of Silexion Support Agreement

Certain shareholders of Silexion (as listed in the agreement) will enter into a shareholder voting and support agreement with Biomotion Sciences, Silexion and Moringa (the “Silexion Support Agreement”). Pursuant to such agreement, each Silexion shareholder party thereto irrevocably and unconditionally will agree that, at any meeting of the shareholders of Silexion (whether annual or special and whether or not an adjourned or postponed meeting), including any class meetings, class votes or class consents, and in connection with any written consent of shareholders of Silexion, such shareholder shall, and shall cause any other holder of record of any of such shareholder’s Covered Shares (as defined therein) to: (a) if and when such meeting is held, appear at such meeting (in person or by proxy), and if a quorum is not present, to vote (in person or by proxy) in favor of adjournment of such meeting of the shareholders to a later date, as in accordance with Silexion’s Articles of Association as in effect at such time; (b) vote, in person or by proxy, or validly execute and deliver any written consent with respect to all of the shareholder’s Covered Shares in favor of the resolutions in the form attached to the agreement and any other resolutions in favor of (i) the Silexion Business Combination and the adoption of the Silexion Business Combination Agreement, and (ii) any other matters necessary or reasonably requested by Silexion for consummation of the Silexion Business Combination and the other transactions contemplated by the Silexion Business Combination Agreement; (c) vote, in person or by proxy, or validly execute and deliver any written consent with respect to all of the shareholder’s Covered Shares against (A) any transaction, action or agreement of any kind (other than the Silexion Business Combination) concerning the sale or transfer of (x) all or any material part of the business or assets of Silexion or (y) any of the shares or other equity interests or profits of Silexion, that would reasonably be expected to (i) frustrate the purposes of, impede, interfere with, delay, postpone or adversely affect the Silexion Business Combination (including the consummation thereof), (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Silexion under the Silexion Business Combination Agreement, or cause any of the conditions to closing set forth in the Silexion Business Combination Agreement not to be fulfilled or satisfied, or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the shareholder contained in the Silexion Support Agreement, and (B) any merger agreement or merger (other than the Silexion Business Combination Agreement and the Silexion Business Combination), consolidation, combination, sale of all or substantially all assets, scheme of arrangement, reorganization, recapitalization, dissolution, liquidation or winding up of or by Silexion. Each shareholder of Silexion party to the Silexion Support Agreement will grant a proxy in furtherance of its voting undertakings pursuant to the agreement.

A copy of the form of Silexion Support Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference, and the foregoing description of the Silexion Support Agreement is qualified in its entirety by reference thereto.

Form of Sponsor Support Agreement

The SPAC Sponsor will enter into a sponsor support agreement with TopCo, Silexion and Moringa (the “Sponsor Support Agreement”). Pursuant to such agreement, the SPAC Sponsor will irrevocably and unconditionally agree that, at any meeting of the shareholders of Moringa or TopCo, and in connection with any written consent of shareholders of Moringa or TopCo, it shall: (A) if and when such meeting is held, appear at such meeting (in person or by proxy), and vote (in person or by proxy), or validly execute and deliver any written consent with respect to its Subject Securities (as defined therein) in favor of the adoption and approval of the Silexion Business Combination Agreement, the transactions thereunder and any other proposals recommended by Moringa’s or TopCo’s board of directors in connection with the transactions as to which shareholders of Moringa or TopCo are called upon to vote or consent to; (B) vote against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of Moringa, the SPAC Parties or its their affiliates under the Silexion Business Combination Agreement or that would reasonably be expected to result in any of the conditions to Moringa’s, the SPAC Parties’ or any of their affiliates’ obligations under the Silexion Business Combination Agreement not being fulfilled; (C) vote against any agreement, transaction or other matter that is intended to, or would reasonably be expected to (i) impede, interfere with, delay, postpone, discourage or adversely affect the transactions and the consummation thereof, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Moringa or any other SPAC Party under the Silexion Business Combination Agreement, or cause any of the conditions to Closing set forth in the Silexion Business Combination Agreement not to be fulfilled or satisfied, or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the SPAC Sponsor contained in the Sponsor Support Agreement; and (D) vote in favor of the directors nominated or designated for Biomotion Sciences in accordance with the Silexion Business Combination Agreement.

The SPAC Sponsor will furthermore agree in the Sponsor Support Agreement to comply with the forfeiture provisions of the Silexion Business Combination Agreement with respect to its founders shares and with the lock-up provisions and forfeiture provisions related to the TopCo ordinary shares to be issued to it upon its investment in TopCo.

The Sponsor Support Agreement also imposes a transfer restriction on all Subject Securities (as defined therein) held by the SPAC Sponsor from and after the date of the agreement and until the earlier of (a) the termination of the agreement (which will occur upon the termination of the Silexion Business Combination Agreement), or (b) the closing, including entry into any contract that would reasonably be expected to require the SPAC Sponsor to transfer the Subject Securities. Likewise, the agreement prohibits the SPAC Sponsor from entering into any voting trust, proxy or other contract with respect to the voting or transfer of the Subject Securities (other than the agreement itself). Transfer of Backstop Shares by the SPAC Sponsor in accordance with the A&R BCA is permitted provided that the transferees agree to be bound by the SPAC Sponsor’s obligations under the Sponsor Support Agreement if the transfer occurs more than one trading day prior to the Closing.

A copy of the Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Form of Amended Registration Rights and Lock-Up Agreement

In connection with the Closing, TopCo, Moringa (solely for purposes of consenting to the restatement of, and assignment of its rights and obligations under, the Original Registration Rights Agreement referenced below), the SPAC Sponsor, certain shareholders of Silexion (including those financing parties that provide financing to Silexion for which shares of Silexion are issued and then converted into shares of TopCo pursuant to the Closing), any assignees of Backstop Shares (if any) and EarlyBirdCapital, Inc. are to enter into, or to become bound by, an amended and restated registration rights agreement (the “Amended and Restated Registration Rights and Lock-Up Agreement”), which will amend and restate that certain Registration Rights Agreement, dated as of February 19, 2021, by and among Moringa, EarlyBirdCapital, Inc. and the SPAC Sponsor (the “Original Registration Rights Agreement”). Pursuant to the Amended and Restated Registration Rights and Lock-Up Agreement, which will become effective as of the Closing of the Transactions, TopCo (as assignee of Moringa under the Original Registration Rights Agreement) will grant the holders of its securities that are party to the agreement certain registration rights with respect to their Registrable Securities (as defined in the Amended and Restated Registration Rights and Lock-Up Agreement), and shareholders party thereto will be subject to various lock-up periods with respect to their Registrable Securities.

Lock-Up Provisions

The Amended and Restated Registration Rights and Lock-Up Agreement imposes lock-up periods following the Closing on securities of TopCo to be held by the holders to be party thereto, subject to permitted transfers to certain categories of “Permitted Transferees” as defined under the agreement, who would remain subject to the lock-up applicable to the securities that they are receiving. Specifically, the following securities will be subject to the following lock-up periods:

(i)	Sponsor Investment Shares and securities to be held by current Silexion shareholders party to the agreement: (A) 50% of the Sponsor Investment Shares to be held by the SPAC Sponsor (which are TopCo ordinary shares to be issued in respect of SPAC Sponsor’s aggregate investment of between $350,000 and $500,000 in TopCo prior to the Silexion Business Combination) and 50% of the TopCo securities to be held by the applicable Silexion shareholders upon the Closing will be subject to a lock-up period ending on the earlier of (i) six (6) months after the completion of the Silexion Business Combination, and (ii) the date on which TopCo will consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Silexion Business Combination that results in all of TopCo’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (B) the other 50% of the Sponsor Investment Shares to be held by the SPAC Sponsor and 50% of the TopCo securities to be held by the applicable Silexion shareholders upon the Closing will be subject to a lock-up period that will end on the earliest of (x) six (6) months after the date of the consummation of the Silexion Business Combination, (y) the date on which TopCo consummates a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Silexion Business Combination that results in all of TopCo’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, or (z) the date on which the last reported sale price of TopCo’s ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period.

(ii)	Private Shares and Private Warrants: The lock-up period on all TopCo ordinary shares issued pursuant to the SPAC Merger in exchange for private placement shares and private placement warrants purchased by or issued to the SPAC Sponsor and EarlyBirdCapital, Inc. concurrently with Moringa’s initial public offering will remain (as provided in the documentation for Moringa’s initial public offering) 30 days after the Closing of the Silexion Business Combination.

(iii)	Representative Shares. The lock-up period on all Representative Shares (as defined in the Amended and Restated Registration Rights and Lock-Up Agreement) that are held by EarlyBirdCapital, Inc. will remain (as provided in the documentation for Moringa’s initial public offering) three months after the completion of the Silexion Business Combination.

(iv)	Backstop Shares and Note Shares. Backstop Shares transferred to third parties pursuant to backstop arrangements entered into in connection with the Silexion Business Combination, and Note Shares issued to the SPAC Sponsor upon conversion of amounts due under the A&R Sponsor Promissory Note (as described below) will not be subject to any lock-up periods following the Closing.

Registration Rights Provisions

Under the Amended and Restated Registration Rights and Lock-Up Agreement, at any time and from time to time on or after the closing of the Silexion Business Combination (subject to the above lock-up provisions), any holder of Registrable Securities may make a written demand for registration of all or part of its Registrable Securities, which written demand shall describe the amount and type of securities to be included in such registration and the intended method(s) of distribution thereof. Upon receipt by Biomotion Sciences of any such written notification from a requesting holder(s), within ten (10) days, Biomotion Sciences shall inform all other holders of such demand and shall include any Registrable Securities requested by any holder(s) within five (5) days of receipt of Biomotion Sciences’ notice in a registration pursuant to such a demand registration. The obligation of Biomotion Sciences to effect a demand registration is subject to a minimum of 250,000 Registrable Securities requested by requesting holders to include in such a registration, provided that such minimum shall be adjusted to account for any recapitalization, share subdivision, combination of shares, merger, consolidation or reorganization of Biomotion Sciences that occurs after the Closing. Assuming that such minimum is met, Biomotion Sciences shall (i) file a registration statement (i.e., a Form S-1 or any similar long-form registration statement that may be available at such time) in respect of all Registrable Securities requested by the requesting holder(s) pursuant to such demand registration, not more than forty-five (45) days immediately after Biomotion Sciences’ receipt of the demand registration request, and (ii) shall effect the registration thereof as soon as practicable thereafter.

Holders of Registrable Securities may at any time, and from time to time, after the closing of the Silexion Business Combination request that Biomotion Sciences register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) pursuant to Rule 415 under the Securities Act. Biomotion Sciences will not be obligated to effect such request through an underwritten offering. Within five (5) days of Biomotion Sciences’ receipt of a written request from holder(s) of Registrable Securities for a registration on Form S-3, it shall promptly give written notice of the proposed registration to all other holders of Registrable Securities, and it shall include in such registration on Form S-3, to be filed within 12 days after its receipt of the written request, any Registrable Securities requested by other holders within ten (10) days after they receive Biomotion Sciences’ notice. Biomotion Sciences will not be obligated to effect any such registration on Form S-3 if (i) a Form S-3 is not available for such offering; or (ii) the holders of Registrable Securities, together with the holders of any other equity securities of Biomotion Sciences entitled to inclusion in such registration, propose to sell the Registrable Securities and such other equity securities (if any) at an aggregate price to the public of less than $1,000,000.

Additionally, if, at any time on or after the date of the Closing, Biomotion Sciences proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Biomotion Sciences, then it shall give written notice of such proposed filing to all of the holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such registration statement, which notice shall, among other items, offer to all of the holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities. Biomotion Sciences shall, in good faith, cause such Registrable Securities to be included in such piggyback registration and shall use its best efforts to cause the managing underwriter of a proposed underwritten offering to permit the Registrable Securities requested by the holders to be included in a piggyback registration on the same terms and conditions as any similar securities of Biomotion Sciences included in such registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.

A copy of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended and Restated Registration Rights and Lock-Up Agreement is qualified in its entirety by reference thereto.

Form of Amended & Restated Sponsor Promissory Note

Effective as of the Closing, TopCo shall issue to the SPAC Sponsor, and Moringa shall cause the SPAC Sponsor to accept, in amendment and restatement, and replacement, in their entirety, of all existing outstanding promissory notes issued by Moringa to the SPAC Sponsor (and as to which the obligations of Moringa will be assigned to TopCo upon the Closing), an amended and restated promissory note in the form attached as Exhibit F to the A&R BCA (the “A&R Sponsor Promissory Note”), whereby (a) the total amount owed by SPAC to SPAC Sponsor through the Closing Date (and owed by TopCo to SPAC Sponsor upon and following the Closing) has been capped (the “Promissory Note Cap”) at (i) $5,200,000, minus (ii) any fee or expense that may be paid or owed by SPAC pursuant to the Business Combination Marketing Agreement, dated February 16, 2021, entered into by SPAC in connection with its initial public offering (the “Marketing Agreement”), which net amount will be reflected in the A&R Sponsor Promissory Note to be issued at the Closing. Any outstanding amount loaned by SPAC Sponsor to SPAC in excess of the Promissory Note Cap will be attributed to the conversion shares issuable upon maturity of the note as additional paid-in capital. The maturity date of the A&R Sponsor Promissory Note will be the 30-month anniversary of the Closing Date. Amounts outstanding under the A&R Sponsor Promissory Note may be repaid (unless otherwise decided by TopCo) only by way of conversion into TopCo ordinary shares in accordance with the terms set forth in the form of A&R Sponsor Promissory Note. TopCo and the SPAC Sponsor may also convert amounts outstanding under the A&R Sponsor Promissory Note at the price per share at which TopCo conducts an equity financing following the Closing, subject to a minimum conversion amount of $100,000, in an amount of shares constituting up to thirty percent (30%) of the number of ordinary shares issued and sold by TopCo in such equity financing. The SPAC Sponsor may also elect to convert amounts of principal outstanding under the note into TopCo ordinary shares at any time following the twenty-four (24) month anniversary of the Closing Date, subject to a minimum conversion of $10,000, at a price per share equal to the volume weighted average price of the TopCo ordinary shares on the principal market on which they are traded during the twenty (20) consecutive trading days prior to the conversion date.

A copy of the Amended & Restated Sponsor Promissory Note is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended & Restated Sponsor Promissory Note is qualified in its entirety by reference thereto.

ADDITIONAL INFORMATION

General

In connection with the proposed Silexion Business Combination, TopCo, Moringa and Silexion will prepare, and TopCo will file with the SEC, a Registration Statement on Form S-4 (the “Registration Statement”) that will include a document that will serve as both a prospectus for the securities to be issued by TopCo in the Silexion Business Combination and a proxy statement of Moringa for its extraordinary general meeting at which the Silexion Business Combination and the Silexion Business Combination Agreement (among other matters) will be presented for approval. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents TopCo or Moringa may file with the SEC in connection with the Silexion Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY TOPCO OR MORINGA WITH THE SEC IN CONNECTION WITH THE SILEXION BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by TopCo or Moringa through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

TopCo, Moringa, Silexion and certain of their respective directors, executive officers, other members of management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of Moringa in favor of the approval of the Transactions. Shareholders of Moringa and other interested persons may obtain more information regarding the names and interests in the Transactions of Moringa’s directors and officers in Moringa’s filings with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained at the SEC’s website, https://www.sec.gov/edgar/searchedgar/companysearch.html, or as provided in the preceding paragraph.

Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of TopCo, Moringa, Silexion and their respective affiliates from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The actual results of TopCo, Moringa and Silexion may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of TopCo, Moringa and Silexion with respect to future performance and anticipated financial impacts of the Transactions and related matters, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of TopCo, Moringa or Silexion and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the Silexion Business Combination Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Silexion Business Combination Agreement and related matters by the shareholders of Moringa is not obtained; (ii) the potential failure of certain investors who are expected to provide a minimum of $3.5 million of financing to Silexion to provide that financing by the April 30, 2024 deadline for doing so under the Silexion Business Combination Agreement; (iii) the potential failure of the SPAC Sponsor to invest a minimum of $350,000 in TopCo within 30 days of signing the Silexion Business Combination Agreement, which is a required condition to Silexion’s completing the Silexion Business Combination; (iv) whether the combined company resulting from the business combination will qualify for listing on the Nasdaq Global Market under its initial listing standards, in particular based on the market value of the combined company’s listed securities, which could be adversely impacted by significant redemptions of Moringa’s remaining public shares prior to the Closing; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the Silexion Business Combination Agreement; (vi) costs related to the transaction, including the amount of the deferred underwriting fees that will need to be paid to the underwriters of Moringa’s initial public offering; (vii) whether the Silexion financing and the SPAC Sponsor investment into TopCo as of or prior to the closing will together suffice for Silexion’s operations following the closing of the business combination; (viii) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of TopCo, Silexion or Moringa; (ix) the potential disruption of TopCo’s or Silexion’s management’s time from ongoing business operations due to the transaction; (x) whether announcements relating to the transaction will have an adverse effect on the market price of Moringa’s securities; (xi) whether Silexion can continue to meet expected clinical targets in development of its oncology-focused bio-technology products; (xii) risks relating to biotechnology companies generally, including whether clinical trials will be successful and regulatory approvals can be obtained; (xiii) the effects of changes in regulatory requirements for Silexion’s products to obtain regulatory approvals; (xiv) the possibility that the market for Silexion’s products may be adversely affected by adverse macro-economic conditions, including inflation and high interest rates; (xv) risks associated with Silexion being an Israeli company located in Israel and the effect of Israel’s war against Hamas and other terrorist organizations on business conditions for Silexion in Israel; and (xvi) other risks and uncertainties, including those to be identified in the proxy statement/prospectus forming a part of the Registration Statement (when available) relating to the transaction, including those under “Risk Factors,” “Cautionary Note Concerning Forward-Looking Statements” and “Silexion Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in other filings with the SEC by TopCo and Moringa. TopCo, Moringa and Silexion caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements. TopCo, Moringa and Silexion undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

Disclaimer

This Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and related matters. This Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Business Combination Agreement, dated as of April 3, 2024, by and among Biomotion Sciences, August M.S. Ltd., Moringa Acquisition Merger Sub Corp, Silexion Therapeutics Ltd. and Moringa Acquisition Corp
10.1	Form of Silexion Support Agreement, by and among Biomotion Sciences, Silexion Therapeutics Ltd., Moringa Acquisition Corp, and the shareholders of Silexion Therapeutics Ltd. party thereto
10.2	Form of Sponsor Support Agreement, by and among Biomotion Sciences, Moringa Acquisition Corp, Silexion Therapeutics Ltd., and Moringa Sponsor, L.P. and its wholly-owned subsidiary, Moringa Sponsor U.S. LP
10.3	Form of Amended Registration Rights and Lock-Up Agreement, to be entered into upon the closing of the Business Combination Agreement, by and among (or binding upon) Biomotion Sciences, Moringa Sponsor, L.P., EarlyBirdCapital, Inc., other future holders of Moringa Acquisition Corp shares who may become party thereto, and Moringa Acquisition Corp
10.4	Form of Amended & Restated Sponsor Promissory Note to be issued by Biomotion Sciences to Moringa Sponsor, LP
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
	Name:	Gil Maman
	Title:	Chief Financial Officer

Date: April 3, 2024